The instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. Kingsdale Shareholder Services Inc. (the “Depositary”) (see last page for address and telephone numbers) or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal.

LETTER OF ACCEPTANCE AND TRANSMITTAL

for Common Shares of
WHEATON RIVER MINERALS LTD.
Pursuant to the Offer dated December 29, 2004 of
GOLDCORP INC.
and
GOLDCORP ACQUISITION ULC

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (VANCOUVER TIME) ON FEBRUARY 3, 2005 (THE “EXPIRY TIME”), UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

       This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany share certificates for Common Shares (“Common Shares”) of Wheaton River Minerals Ltd. (the “Corporation”) deposited pursuant to the offer (the “Offer”) dated December 29, 2004, made by Goldcorp Inc. (“Goldcorp”) and its wholly-owned subsidiary Goldcorp Acquisition ULC (“Subco” and together with Goldcorp, the “Offerors”) to holders of Common Shares. All such documents must be actually delivered to the Depositary at or before the Expiry Time.

      The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer and accompanying Circular (together, the “Offer and Circular”) dated December 29, 2004, have the respective meanings ascribed to them in the Offer and Circular.

      Holders of Common Shares who wish to deposit Common Shares but whose certificates for such Common Shares are not immediately available or who cannot deliver all other required documents to the Depositary by the Expiry Time may deposit their Common Shares in accordance with the guaranteed delivery procedure described in Section 3 of the Offer, “Manner of Acceptance — Procedure for Guaranteed Delivery”. See Instruction 2 herein, “Procedure for Guaranteed Delivery”.

      DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

        TO: Goldcorp Inc. or Goldcorp Acquisition ULC, as applicable

AND TO:	Kingsdale Shareholder Services Inc. (the “Depositary”), at its office set out herein

        The undersigned delivers to you the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Common Shares and hereby assigns all right, title and interest therein to the purchasing Offeror as provided herein. The following are the details of the enclosed certificate(s):

DESCRIPTION OF COMMON SHARES DEPOSITED

		Number of Common	Number of
	Name(s) and Address(es) of Holder(s) (please fill in	Shares Represented	Common Shares
Certificate Number(s)	exactly as name(s) appear(s) on certificate(s))	by Certificate	Deposited*

TOTAL:

(If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

* Unless otherwise indicated, all Common Shares evidenced by any certificate(s) submitted to the Depositary will be deemed to have been deposited under the Offer. See Instruction 7, “Partial Deposits”.

      The undersigned hereby acknowledges receipt of the Offer and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Common Shares covered by this Letter of Acceptance and Transmittal (the “Deposited Shares”) being deposited; (ii) the undersigned or the Person on whose behalf the Deposited Shares are being deposited owns the Deposited Shares that are being deposited; (iii) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares, to any other Person; (iv) the deposit of the Deposited Shares complies with applicable laws; and (v) when the Deposited Shares are taken up and paid for by the purchasing Offeror, such Offeror will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute a binding agreement between the depositing holder of Common Shares and the purchasing Offeror in accordance with the terms and conditions of the Offer.

      The undersigned acknowledges that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Common Shares deposited pursuant to the Offer and of any notice of withdrawal shall be determined by the Offerors in their sole discretion and that such determination shall be final and binding. The undersigned acknowledges that there is no duty or obligation upon the Offerors, the Depositary or any other person to give notice of any defect or irregularity in any deposit or notice of withdrawal and no liability will be incurred by any of them for failure to give any such notice.

      The undersigned recognizes that, under the circumstances set forth in Section 4 of the Offer, “Conditions of the Offer”, the Offerors may not be required to accept for payment any of the Common Shares deposited hereby. The undersigned acknowledges that such conditions are for the exclusive benefit of the Offerors and may be asserted by the Offerors regardless of the circumstances giving rise to such assertion, including any action or inaction by the Offerors or may be waived by the Offerors in whole or in part, at any time and from time to time, prior to the Expiry Time without prejudice to any other rights which the Offerors may have.

      IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited

Shares and delivers to you the enclosed Common Share certificate(s) representing the Deposited Shares and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the purchasing Offeror as provided herein all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Deposited Shares.

      If the undersigned’s Common Share certificates are not immediately available, or the undersigned cannot deliver its Common Share certificates and all other required documents to the Depositary by the Expiry Time, the undersigned must deliver its Common Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer, “Manner of Acceptance — Procedure for Guaranteed Delivery”.

      The undersigned irrevocably appoints each officer of the Depositary and each officer of the purchasing Offeror and any other Person designated by such Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to Common Shares registered in the name of the holder on the share register of the Corporation and deposited pursuant to the Offer and purchased by an Offeror (the “Purchased Securities”).

      The power of attorney granted under this Letter of Acceptance and Transmittal shall be effective on and after the date that the purchasing Offeror takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) register or record the transfer of Purchased Securities on the share register of the Corporation; (ii) execute and deliver, as and when requested by the purchasing Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Corporation in respect of such Purchased Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes, including in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of the relevant securities of the Corporation; and (iii) exercise any rights of the undersigned with respect to such Purchased Securities all as set forth in this Letter of Acceptance and Transmittal.

      The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Common Shares and not to exercise any or all of the other rights or privileges attached to the Purchased Securities and agrees to execute and deliver to the purchasing Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to such Offeror, in respect of all or any of the Purchased Securities, and to designate in such instruments of proxy the Person or Persons specified by such Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

      The undersigned covenants and agrees to execute, upon request of the purchasing Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to such Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      No fractional Goldcorp Shares shall be issued pursuant to the Offer. Any fractional number of Goldcorp Shares equal to or greater than 0.5 will be rounded up to the nearest whole number of Goldcorp Shares and less than 0.5 will be rounded down to the nearest whole number of Goldcorp Shares.

      The undersigned instructs the purchasing Offeror and the Depositary, upon such Offeror taking up the Deposited Shares, to issue or cause to be issued, and representing the Offer Consideration to which the undersigned is entitled, share certificate(s) representing the Goldcorp Shares issued in exchange for Deposited Shares and to mail such certificates by first class mail, postage prepaid, or to hold such certificates for pick-up, in accordance with the instructions given below. Should any Deposited Shares not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offerors have no obligation pursuant to the instructions given below to transfer any Deposited Shares from the name of the registered holder thereof if an Offeror does not purchase any of the Deposited Shares.

      By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont réputés avoir requis que tout contrat attesté par les offres acceptées par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

IMPORTANT:

HOLDERS OF COMMON SHARES: SIGN HERE AND COMPLETE

THIS SECTION IF YOU WISH TO DEPOSIT YOUR COMMON SHARES.

Dated: __________________________________________________________________, 2005

Signature of holder of Common Shares or Authorized Representative —
See Instructions 3 and 5

Name of holder of Common Shares
(please print or type)

Name of Authorized Representative, if applicable
(please print or type)

Daytime telephone number of holder of Common Shares
or Authorized Representative

Daytime facsimile number of holder of Common Shares
or Authorized Representative

Tax Identification, Social Insurance or
Social Security Number of holder of Common Shares

COMPLETE THE FOLLOWING SIGNATURE GUARANTEE ONLY IF REQUIRED

UNDER INSTRUCTION 4 BELOW:

Signature guaranteed by (if required under Instruction 4):

Authorized Signature of Guarantor

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)

ELIGIBILITY TO TENDER COMMON SHARES TO GOLDCORP

You must complete the following if you are an Eligible Holder and wish to tender your Common Shares to Goldcorp. An “Eligible Holder” is a Shareholder who is (a) a resident of Canada for the purposes of the Income Tax Act (Canada), as amended (“Tax Act”), holds Common Shares as capital property and is not exempt from tax on income under the Tax Act, or (b) a non-resident of Canada for the purposes of the Tax Act whose Common Shares constitute “taxable Canadian property” (as defined by the Tax Act) and who is not exempt from Canadian tax in respect of any capital gain realized on the disposition of Common Shares by reason of an exemption contained in an applicable income tax treaty, or (c) a partnership if one or more members of the partnership are described in (a) or (b);

I hereby certify that (i) I am an Eligible Holder and (ii) I am tendering Common Shares to Goldcorp for purposes of achieving a tax-deferred rollover.

I agree, at the request of Goldcorp, to co-operate in good faith with Goldcorp in connection with the preparation, filing and execution of any documents required pursuant to an election under subsection 85(1) of the Tax Act (provided such election provides me with the ability to make the exchange of Common Shares for Goldcorp Shares with the same tax-deferred rollover as described in the Circular).

Dated this       day of                     , 2005.

Signature of holder of Common Shares or Authorized Representative — see Instructions 3 and 5

You should refer to “Certain Canadian Federal Income Tax Considerations” and “Certain United States Federal Income Tax Considerations” in the Circular before completing this section.

ELIGIBLE HOLDERS WHO DO NOT SEEK A TAX-DEFERRED ROLLOVER SHOULD NOT COMPLETE THE FOREGOING CERTIFICATE. SHAREHOLDERS WHO DO NOT COMPLETE THE CERTIFICATE WILL BE DEEMED TO HAVE TENDERED THEIR SHARES TO SUBCO.

BLOCK A

REGISTRATION AND PAYMENT INSTRUCTIONS

CERTIFICATE IN THE NAME OF:

(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal Code (or Zip) Code)

(Telephone — Business Hours)

(Tax Identification, Social Insurance or
Social Security Number)

(U.S. Shareholders see Form W-9 and Instruction 10)

BLOCK B

DELIVERY INSTRUCTIONS

(Unless Block “C” is checked)

SEND CERTIFICATE TO:
(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal Code (or Zip) Code)

(U.S. Shareholders see Form W-9 and Instruction 10)

BLOCK C

☐	HOLD CERTIFICATE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check box)

BLOCK D

☐	CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder: __________ Date of Execution of Notice:

Window Ticket Number (if any)

Name of Institution which Guaranteed Delivery

BLOCK E

DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

(See Instruction 8)

The owner signing above represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is: (please print or type)

(Firm)	(Registered Representative)	(Telephone Number)

(Address)	(Fax)

☐	CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED

☐	CHECK HERE IF DISKETTE TO FOLLOW

SUBSTITUTE FORM W-9

TO BE COMPLETED BY U.S. SECURITY HOLDERS ONLY

(See Instruction 10)

PAYOR’S NAME:

SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number OR Employer Identification Number

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part III — Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (‘IRS’) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

SIGNATURE: DATE:

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature:	Date:

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

(a)	This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Shares and all other documents required by the terms of the Offer and this Letter of Acceptance and Transmittal must be physically received by the Depositary at the office specified on the back cover page by the Expiry Time, unless the Offer in respect of the Common Shares is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)	THE METHOD USED TO DELIVER THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND ANY ACCOMPANYING CERTIFICATES REPRESENTING COMMON SHARES IS AT THE OPTION AND RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN SUCH DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY. THE OFFERORS RECOMMEND THAT THE NECESSARY DOCUMENTATION BE HAND DELIVERED TO THE DEPOSITARY AT ANY OF ITS OFFICES SPECIFIED BELOW, AND A RECEIPT OBTAINED; OTHERWISE THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. HOLDERS OF COMMON SHARES WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR ASSISTANCE IN DEPOSITING THOSE COMMON SHARES.

2.	Procedure for Guaranteed Delivery

      If a holder of Common Shares wishes to deposit such Common Shares pursuant to the Offer and certificates for such Common Shares are not immediately available or the holder cannot deliver all other required documents to the Depositary by the Expiry Time, those Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution (as defined below);

(b)	a Notice of Guaranteed Delivery (which is printed on green paper) in the form accompanying the Offer and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable addresses set out in the Notice of Guaranteed Delivery by the Expiry Time; and

(c)	the certificate(s) representing the deposited Common Shares in proper form for transfer, together with this Letter of Acceptance and Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with any required signature guarantees, covering the deposited Common Shares and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery before 5:00 p.m., Vancouver time, on the third trading day on the TSX after the Expiry Time.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Common Share certificates to any office other than the office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

      An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “Eligible Guarantor Institution”, as such term is defined in Rule l7Ad-l5 of the U.S. Exchange Act.

3.	Signatures

      This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

(b)	If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if payment is to be issued in the name of a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures

      If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of the Corporation or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares, such signature must be guaranteed by an Eligible Institution in the space provided on the signature page, or in some other manner acceptable to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.	Fiduciaries, Representatives and Authorizations

      Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offerors or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.	Delivery Instructions

      If share certificate(s) to which the registered owner(s) of deposited Common Shares is (are) entitled is to be issued in the name of a person other than such registered owner(s), complete Block A on this Letter of Acceptance and Transmittal. If Block A is not completed, such share certificate(s) will be issued in the name of the registered owner(s).

      If such share certificate(s) is (are) to be mailed to a person other than the registered owner(s), complete Block B on this Letter of Acceptance and Transmittal. If such share certificate(s) is (are) to be held for pick-up at the offices of the Depositary, complete Block C. If neither Block B nor Block C is completed, such share certificate(s) will be mailed to the address of the registered owner(s) as shown on the registers of the Corporation.

7.	Partial Deposits

      If the registered owner(s) wish(es) to deposit less than the total number of Common Shares evidenced by any certificate submitted, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

8.	Solicitation

      Identify the dealer or broker, if any, who solicited acceptance of the Offer by completing Block E on this Letter of Acceptance and Transmittal. Present a list of beneficial holders, if applicable.

9.	Stock Transfer Taxes

      Except as otherwise provided in this Instruction 9, the Offerors will pay all stock transfer taxes with respect to the transfer and sale of any Common Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Common Shares not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited certificates for Common Shares are registered in the name of any person other than the person(s) signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be promptly remitted and transferred to the purchasing Offeror, unless evidence satisfactory to such Offeror, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted.

10.	Backup Withholding

      Under U.S. Federal income tax law, a Shareholder whose Deposited Shares are accepted for payment is required, unless an exemption applies, to provide the Depositary (as payor) with such Shareholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 above in order to avoid “backup withholding” of the U.S. Federal income tax on payments pursuant to the Offer. In addition, the Shareholder must certify under penalties of perjury that such TIN is correct and that such Shareholder is not subject to backup withholding. If a tendering Shareholder is subject to backup withholding, such Shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such Shareholder is an individual, the TIN is such Shareholder’s social security number.

      The tendering Shareholder should indicate in Part III of the Substitute Form W-9 if the tendering Shareholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering Shareholder should complete the Certificate of Awaiting Taxpayer Identification Number above.

      If the Depositary is not provided with the correct TIN or the certifications described above, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service.

      Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of taxes, a refund can be obtained by filing an income tax return with the IRS.

      The Shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Deposited Shares. If the Deposited Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

      Certain Shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate non-U.S. Shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that Shareholder’s exempt status, in order to avoid backup withholding. A copy of Form W-8BEN may be obtained from the Information Agent. Exempt Shareholders, other than non-U.S. Shareholders, should furnish their TIN, write “Exempt” in Part II of the Substitute Form W-9 above, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

11.	Miscellaneous

(a)	If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be acceptable. All depositing holders of Common Shares by execution of this Letter of Acceptance and Transmittal (or a manually signed facsimile hereof) waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable law.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

(e)	The Offerors will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Common Shares pursuant to the Offer except as otherwise set forth in the Offer (other than to the Dealer Manager, the Soliciting Dealers, Information Agent and the Depositary).

(f)	Additional copies of the Offer and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the address listed below.

(g)	ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY HOLDERS OF COMMON SHARES TO THE DEPOSITARY AT ITS TELEPHONE NUMBER AND LOCATION SET OUT BELOW. SHAREHOLDERS MAY ALSO CONTACT THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE CONCERNING THE OFFER.

(h)	The Offerors reserve the right in their absolute discretion to instruct the Depositary of any defect or irregularity contained in any Letter of Acceptance and Transmittal received.

12.	Lost Certificates

      If a Common Share certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Corporation’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Common Share certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Corporation’s transfer agent may contact you.

      THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

Important Tax Information for U.S. Shareholders

      Purpose of Substitute Form W-9. All Shareholders who are U.S. persons surrendering Deposited Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Offerors and the Depositary). The Shareholder is required to notify the Depositary of such Shareholder’s correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Shareholder is awaiting a taxpayer identification number).

      What Number to Give the Depositary. The Shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Deposited Shares. If the Deposited Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Any questions and requests for assistance may be directed to

Kingsdale Shareholder Services Inc.
at the telephone number and location set out below:

By Mail

The Exchange Tower

130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2

By Hand or Courier

The Exchange Tower

130 King Street West, Suite 2950
Toronto, Ontario
M5X 1C7

North American Toll Free Phone: 1-866-749-5464

Facsimile: 416-867-2271

Toll Free Fax: 1-866-545-5580
Banks and Brokers Call Collect: 416-867-2335